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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): May 31, 2000


                        METRO INFORMATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)


       VIRGINIA                    000-22035                  54-1112301
(State of incorporation)     (Commission File No.)         (I.R.S. Employer
                                                         Identification Number)


POST OFFICE BOX 8888, VIRGINIA BEACH, VIRGINIA                 23450
(Address of principal executive office)                      (Zip Code)


                                 (757) 486-1900
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

On May 31, 2000, the Registrant issued the press release that is attached hereto as Exhibit 1, and which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) 99.1 - Press Release, dated May 31, 2000, issued by Metro Information Services, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Metro Information Services, Inc. has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Metro Information Services, Inc.

 Date Signed:  JUNE 1, 2000               By   /s/ Robert J. Eveleigh
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                                                   Robert J. Eveleigh
                                              PRINCIPAL FINANCIAL OFFICER